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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                            EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): August 13, 1999
                                                        ---------------


                             Escalon Medical Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          California                      0-20127                 33-0272839
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)


351 East Conestoga Road, Wayne, Pennsylvania                         19087
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(Address of principal executive offices)                          (Zip Code)



     Registrant's telephone number, including area code: (610) 688-6830


                                     N/A
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
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         Effective August 13, 1999, Escalon Medical Corp. (the "Registrant")
entered into a Termination Agreement (the "Termination Agreement") between the Registrant and Bausch & Lomb Surgical, Inc. ("BLS") and a Supply Agreement (the "Supply Agreement") between the Registrant and BLS.

         Pursuant to the Termination Agreement, the Distribution and Development Agreement dated January 1, 1990, as amended, between the Registrant and Adatomed GmbH, a wholly owned subsidiary of BLS, was terminated, and the Registrant transferred its license and distribution rights for Adatosil(R)5000 Silicone Oil, as well as related inventory, back to BLS. In consideration of the transfer, BLS agreed to pay to the Registrant cash in the amount of $2,117,180, payable in quarterly installments, with the initial installment paid on August 14, 1999, and additional cash consideration based on future sales of Adatosil(R)5000 Silicone Oil over the next six years. Adatosil(R)5000 Silicone Oil represented approximately 56% of the Registrant's sales in the fiscal year ended June 30, 1999. For additional information, see the Registrant's news release dated August 13, 1999 attached to this Form 8-K Report as Exhibit 2.3.

         Pursuant to the Supply Agreement, BLS agreed to purchase from the Registrant, and the Registrant agreed to manufacture and sell to BLS, certain viscous fluid systems for a period of six years.

         No material relationship exists between (i) the Registrant and BLS,
(ii) any director or officer of the Registrant and any director or officer of BLS or (iii) any associate of any director or officer of the Registrant and any associate of any director or officer of BLS. The consideration under the Termination Agreement was determined by arms' length negotiations between the Registrant and BLS.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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         (b) Pro forma financial information.

             The pro forma financial information required by Article 11 of Regulation S-X is not yet available. Pursuant to Item 7(b)(2) of Form 8-K, such pro forma financial information will be filed as soon as practicable, but in no event later than November 1, 1999.

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      (c)  Exhibits.

           Exhibit No.        Document
           -----------        --------

               2.1 Termination Agreement effective as of August 13, 1999 between Escalon Medical Corp. and Bausch & Lomb Surgical, Inc.

               2.2 Supply Agreement effective as of August 13, 1999 between Escalon Medical Corp. and Bausch & Lomb Surgical, Inc.

               2.3      News Release of the Registrant dated August 13, 1999.

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                                 SIGNATURES
                                 ----------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ESCALON MEDICAL CORP.

Date: August 25, 1999                     By: /s/ Richard J. DePiano
                                             --------------------------------
                                             Richard J. DePiano,
                                             Chief Executive Officer










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                                EXHIBIT INDEX
                                -------------

Exhibit No.       Document
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    2.1       Termination Agreement effective as of August 13, 1999
              between Escalon Medical Corp. and Bausch & Lomb
              Surgical, Inc.

    2.2 Supply Agreement effective as of August 13, 1999 between Escalon Medical Corp. and Bausch & Lomb
              Surgical, Inc.

    2.3       News Release of the Registrant dated August 13, 1999.